                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing with the Securities and Exchange Commission of the Annual Report of Meritage Hospitality Group Inc. (the "Company") on Form 10-K for the period ending November 27, 2005 (the "Report"), I, Robert E Schermer, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 21, 2006                MERITAGE HOSPITALITY GROUP INC.


                                        By: /s/ Robert E. Schermer, Jr.
                                            ------------------------------------
                                            Robert E. Schermer, Jr.
                                            Chief Executive Officer

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities & Exchange Commission or its staff upon request.